UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SHELTER ACQUISITION CORPORATION I
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SHELTER ACQUISITION CORPORATION I
6 Midland Street #1726
Quogue, New York 11959

NOTICE OF SPECIAL MEETING
To Be Held at 9:00 AM Eastern Time on December 21, 2022

TO THE STOCKHOLDERS OF SHELTER ACQUISITION CORPORATION I:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of SHELTER ACQUISITION CORPORATION I (“we,” “us,” “our” or the “Company”) to be held at 9:00 AM Eastern Time on December 21, 2022 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/shelteracq/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/shelteracq/2022 or by phone by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. The accompanying proxy statement (the “Proxy Statement”) is dated November 23, 2022 and is first being mailed to stockholders of the Company on or about November 23, 2022. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation (the “Certificate”) pursuant to an amendment to the Certificate in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering (the “public shares”) that was consummated on July 2, 2021 (the “IPO”), from January 2, 2023 to June 30, 2023 or such earlier date as determined by our board of directors (the “board”) to be in the best interests of the Company (the “Extension” and, such date, the “Extended Date”);

•        a proposal to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated June 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from January 2, 2023 to June 30, 2023 (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete a business combination. The Certificate provides that we have until January 2, 2023 to complete our initial business combination. While we are concentrating on identifying businesses that provide technologically innovative solutions to the real estate industry, broadly defined as “PropTech,” for our initial business combination, the board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before January 2, 2023. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

If the Extension Amendment Proposal is approved, the board will be granted the authority to cease all operations of the Company and to wind up prior to June 30, 2023, if it determines it would be in the best interests of the Company to do so. Our board may also abandon the Extension prior to the Special Meeting if it is not able to or determines it will not be able to negotiate a letter of intent, agreement in principle or definitive agreement for a business combination.

In connection with the Extension Amendment Proposal, stockholders may elect to redeem their shares of Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by Public Stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Holders of public shares (the “Public Stockholders”) may make an Election regardless of whether such Public Stockholders were holders as of the record date. Public Stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether Public Stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a Public Stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time. If we enter into a business combination, we intend to file (1) promptly thereafter a current report on Form 8-K with information about the business combination, and (2) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate special meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, a business combination. We urge you to vote at the Special Meeting regarding the Extension.

Based upon the amount in the Trust Account as of September 30, 2022, which was approximately $222.7 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.05 at the time of the Special Meeting. The closing price of the public shares on the Nasdaq Stock Market LLC on November 22, 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.00. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON DECEMBER 19, 2022 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from January 2, 2023 to June 30, 2023.

The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by January 2, 2023, as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of the shares of our Class B common stock (the “founder shares” and, together with the public shares, the “shares” or “shares of Common Stock”), including Shelter Sponsor LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of our founder shares.

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 60% of all then outstanding shares of Common Stock. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of a majority of the then issued and outstanding shares of Common Stock. The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our board will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect.

The approval of the Adjournment Proposal requires the affirmative vote of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Our board has fixed the close of business on November 21, 2022 as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under our Amended and Restated Bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

November 23, 2022

By Order of the Board of Directors

/s/ Christopher Keber
Christopher Keber
Chief Executive Officer
(Principal Executive Officer)

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person at the Special Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to vote or instruct your broker or bank how to vote will mean that your shares will not count towards the quorum requirement for the Special Meeting and will not be voted. An abstention will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on December 21, 2022: This notice of special meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/shelteracq/2022.

SHELTER ACQUISITION CORPORATION I
6 Midland Street #1726
Quogue, New York 11959

SPECIAL MEETING
TO BE HELD ON December 21, 2022

PROXY STATEMENT

The Special Meeting (the “Special Meeting”) of Shelter Acquisition Corporation I (“we,” “us,” “our” or the “Company”) will be held at 9:00 AM Eastern Time on December 21, 2022 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002, and virtually via live webcast at https://www.cstproxy.com/shelteracq/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Kirkland & Ellis LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/shelteracq/2022 or by phone by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•        a proposal to amend the Company’s amended and restated certificate of incorporation (the “Certificate”) pursuant to an amendment to the Certificate in the form set forth in Annex A in this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A Common Stock included as part of the units sold in the Company’s initial public offering (the “public shares”) that was consummated on July 2, 2021 (the “IPO”), from January 2, 2023 to June 30, 2023 or such earlier date as determined by our board of directors (the “board”) to be in the best interests of the Company (the “Extension” and, such date, the “Extended Date”);

•        a proposal to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated June 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B in this Proxy Statement, to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, from January 2, 2023 to June 30, 2023 (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete a business combination. The Certificate provides that we have until January 2, 2023 to complete our initial business combination. While we are concentrating on identifying businesses that provide technologically innovative solutions to the real estate industry, broadly defined as “PropTech,” for our initial business combination, our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before January 2, 2023. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

If the Extension Amendment Proposal is approved, the board will be granted the authority to cease all operations of the Company and to wind up prior to June 30, 2023, if it determines it would be in the best interests of the Company to do so. Our board may also abandon the Extension prior to the Special Meeting if it is not able to or determines it will not be able to negotiate a letter of intent, agreement in principle or definitive agreement for a business combination.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

In connection with the Extension Amendment Proposal, stockholders may elect to redeem their shares of Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by Public Stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Holders of public shares (the “Public Stockholders”) may make an Election regardless of whether such Public Stockholders were holders as of the record date. Public Stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether Public Stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a Public Stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time. If we enter into a business combination, we intend to file (1) promptly thereafter a current report on Form 8-K with information about the business combination, and (2) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate special meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, a business combination. We urge you to vote at the Special Meeting regarding the Extension.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $222.7 million that was in the Trust Account as of September 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by January 2, 2023, as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock (the “founder shares” and, together with the public shares, the “shares” or “shares of Common Stock”), including Shelter Sponsor LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Based upon the amount in the Trust Account as of September 30, 2022, which was approximately $222.7 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.05 at the time of the Special Meeting. The closing price of the public shares on the Nasdaq Stock Market LLC (the “NASDAQ”) on November 22, 2022, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.00. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

Under the Trust Amendment Proposal, we will amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account to the Extended Date.

Our board has fixed the close of business on November 21, 2022 as the record date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 27,705,930 shares of Common Stock outstanding, of which 22,164,744 were Class A Common Stock and 5,541,186 were Class B Common Stock. The shares of Class B Common Stock carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and directors and advisors that hold founder shares that they intend to collectively vote all 5,541,186 founder shares in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow”), to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $32,500. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated November 23, 2022 and is first being mailed to stockholders on or about November 23, 2022.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:     Why am I receiving this Proxy Statement?

A:     We are a blank check company incorporated on December 11, 2020 as a Delaware corporation for the purpose of effecting an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On July 2, 2021, we consummated our IPO from which we derived gross proceeds of $221,647,440. Like many blank check companies, our Certificate provides for the return of the funds held in trust to the holders of our Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, January 2, 2023). Our board has determined that it is in the best interests of the Company to amend the Certificate to extend the date we have to consummate a business combination to June 30, 2023 in order to allow us and our board to evaluate, negotiate and enter into an initial business combination, and subsequently our stockholders, to evaluate the initial business combination and for us to be able to potentially consummate the initial business combination, and is submitting these proposals to our stockholders to vote upon.

Q:     What is being voted on?

A:     You are being asked to vote on:

•        a proposal to amend our Certificate to extend the date by which we have to consummate our initial business combination from January 2, 2023 to June 30, 2023 or such earlier date as determined by our board to be in the best interests of the Company;

•        a proposal to amend our Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from January 2, 2023 to June 30, 2023; and

•        a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, the board will be granted the authority to cease all operations of the Company and to wind up prior to June 30, 2023, if it determines it would be in the best interests of the Company to do so. Our board may also abandon the Extension prior to the Special Meeting if it is not able to or determines it will not be able to negotiate a letter of intent, agreement in principle or definitive agreement for a business combination.

We are not asking you to vote on any proposed business combination at this time. If we enter into a business combination, we intend to file (1) promptly thereafter a current report on Form 8-K with information about the business combination, and (2) in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate special meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, a business combination. We urge you to vote at the Special Meeting regarding the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date.

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $222.7 million that was in the Trust Account as of September 30, 2022. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by January 2, 2023, as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Q:     Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?

A:     Our Certificate provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before January 2, 2023. As we explain below, we may not be able to enter into and complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to have sufficient time to complete a business combination, which our board believes is in the best interest of our stockholders. We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing Public Stockholders an opportunity to participate in a business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the Special Meeting, we will issue a press release and file an 8-K announcing the proposed business combination.

Accordingly, our board is proposing the Extension Amendment Proposal to amend our Certificate in the form set forth in Annex A hereto to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, from January 2, 2023 to June 30, 2023 or such earlier date as determined by our board to be in the best interests of the Company, and our board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from January 2, 2023 to June 30, 2023.

Q:     Why should I vote “FOR” the Extension Amendment Proposal?

A:     Our Certificate provides that if our stockholders approve an amendment to our Certificate that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before January 2, 2023, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their shares of Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Certificate was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Certificate.

The Extension Amendment Proposal would give us the opportunity to complete a business combination, which our board believes in the best interests of the stockholders. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q:     Why should I vote “FOR” the Trust Amendment Proposal?

A:     As discussed above, our board believes the opportunity to complete a business combination is in the best interests of the stockholders. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete our initial business combination.

Our board recommends that you vote in favor of the Trust Amendment Proposal.

Q:     Why should I vote “FOR” the Adjournment Proposal?

A:     If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q:     When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

A:     Our board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal. Additionally, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Q:     How do the Company insiders intend to vote their shares?

A:     Our Sponsor owns 5,301,186 founder shares. Such shares represent 19.1% of our issued and outstanding Common Stock. Our directors and advisors collectively own 240,000 founder shares.

The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, directors and executive officers that they intend to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to the Special Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and the Trust Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment proposals.

Q:     What vote is required to adopt the Extension Amendment Proposal?

A:     The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 60% of all then outstanding shares of Common Stock. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Q:     What vote is required to approve the Trust Amendment Proposal?

A:     The approval of the Trust Amendment Proposal requires the affirmative vote of holders of a majority of the then issued and outstanding shares of Common Stock. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

Q:     What vote is required to approve the Adjournment Proposal?

A:     The approval of the Adjournment Proposal the affirmative vote of the holders of a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

Q:     What if I do not want to vote “FOR” the Extension Amendment Proposal or Trust Amendment Proposal?

A:     If you do not want the Extension Amendment Proposal or Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Extension Amendment Proposal or Trust Amendment Proposal will have the same effect as votes “AGAINST” such proposals.

Q:     What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:     Our board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If either the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by January 2, 2023, as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Q:     If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:     We will continue our efforts to consummate an initial business combination.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Certificate that are set forth in Annex A hereto will become effective upon filing the amendment to our Certificate with the Secretary of State of the State of Delaware. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the board will be granted the authority to cease all operations of the Company and to wind up prior to June 30, 2023, if it determines it would be in the best interests of the Company to do so. Our board may also abandon the Extension prior to the Special Meeting if it is not able to or determines it will not be able to negotiate a letter of intent, agreement in principle or definitive agreement for a business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our shares of Common Stock held by our Sponsor, our directors and our officers as a result of their ownership of the founder shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal and the Trust Amendment Proposal were not approved, as described above.

Q:     What happens to the Company warrants if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:     If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by January 2, 2023, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Q:     What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

A:     If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the shares of Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:     If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:     Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Certificate.

Q:     How do I change my vote?

A:     You may change your vote by sending a later-dated, signed proxy card to our Secretary at Shelter Acquisition Corporation I, 6 Midland Street #1726, Quogue, New York 11959, so that it is received prior to the Special Meeting or by attending the Special Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any stockholder wishing to attend the virtual meeting should register for the meeting by December 14, 2022 (one week prior to the meeting date). To register for the Special Meeting, please follow these instructions as applicable to the nature of your ownership of common stock:

•        If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Special Meeting, go to https://www.cstproxy.com/shelteracq/2022, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•        Beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and e-mail it back with the meeting information.

Q:     How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved under our amended and restated certificate of incorporation by the affirmative vote of at least 60% of all then outstanding shares of Common Stock. The Trust Amendment Proposal must be approved by the affirmative vote of holders of a majority of the then outstanding shares of Common Stock as of the record date.

Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting (including any broker non-votes) means that such stockholder’s shares of Common Stock will not count towards the quorum requirement for the Special Meeting and will not be voted. An abstention will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting. If a quorum is established, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of votes cast by stockholders present in person or represented by proxy at the Special meeting and entitled to vote thereon. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting (including any broker non-votes) will not be counted towards the number of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Q:     If my shares are held in “street name,” will my broker automatically vote them for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:     What is a Quorum requirement?

A:     A quorum of our stockholders is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the voting power of all outstanding shares of our common stock are represented in person or by proxy. As of the record date for the Special Meeting, the holders of at least 13,852,966 shares of Common Stock would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions will be counted towards the quorum requirement, but will not count as a vote cast at the Special Meeting. Broker non-votes will not be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.

Q:     Who can vote at the Special Meeting?

A:     Only holders of record of our shares of Common Stock at the close of business on November 21, 2022 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 27,705,930 shares of Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     Does the board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:     Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment, the Trust Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

Q:     What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:     Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, director or indirect ownership of our founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers.”

Q:     Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal and the Trust Amendment Proposal?

A:     Our stockholders do not have dissenters’ rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal under Delaware law.

Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal.

Q:     What do I need to do now?

A:     We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:     How do I vote?

A:     If you are a holder of record of our shares of Common Stock, you may vote in person (including by virtual means as provided herein) at the Special Meeting or by submitting a proxy for the Special Meeting.

Whether or not you plan to attend the Special Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

If your shares of Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:     How do I redeem my Common Stock?

A:      Each of our Public Stockholders may submit an election that, if the Extension is implemented, such Public Stockholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

In order to tender your shares of Common Stock (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to tender your shares of Common Stock (and/or deliver your stock certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your common stock in the manner described above prior to 5:00 p.m. Eastern Time on December 19, 2022 (two business days before the Special Meeting).

Q:     How do I withdrawal my election to redeem my Common Stock?

A:     If you tendered your shares of Common Stock (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our Board of Directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:     Who is paying for this proxy solicitation?

A:     We will pay for the entire cost of soliciting proxies. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow a fee of $32,500. We will also reimburse Morrow for reasonable out-of-pocket expenses and will indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals, please call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call: (203) 658-9400
E-mail: SHQA.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or tendering your shares of Common Stock (and/or delivering your stock certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: Mark Zimkind
E-mail: mzimkind@continentalstock.com

You may also obtain additional information about us from documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 30, 2022, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 30, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares of Common Stock.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. The IR Act applies only to repurchases that occur after December 31, 2022.

If the deadline for us to complete a business combination (currently January 2, 2023) is extended, our Public Stockholders will have the right to require us to redeem their public shares. If the deadline for us to complete a business combination is not extended and we do not complete or initial business combination on or before January 2, 2023, we will be required to redeem our public shares following such date. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination or otherwise, may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax in connection with a business combination would depend on a number of factors, including (1) the fair market value of the redemptions and repurchases in connection with the business combination, (2) the structure of the business combination, (3) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of the business combination) and (4) the content of regulations and other guidance from the Treasury, if any. In addition, because the Excise Tax may be payable by us, and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination.

BACKGROUND

We are a blank check company incorporated on December 11, 2020 as a Delaware corporation for the purpose of effecting an initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On July 2, 2021, we consummated the initial public offering (“IPO”) of our units (the “units”), with each unit consisting of one share of Class A common stock, par value $0.0001 per share, which we refer to (together with any shares of Common Stock issued in exchange thereof) as the “public shares,” and one-half of one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 6,250,000 warrants (the “private placement warrants”), at a purchase price of $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of $6,250,000. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that, so long as they are held by our Sponsor or its permitted transferees: (1) they will not be redeemable by us; (2) they (including the Class A Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the shares of Common Stock issuable upon exercise of these warrants) are entitled to registration rights. On July 14, 202, we issued (i) an additional 2,164,744 units in connection with the partial exercise by the underwriters of their over-allotment option, generating gross proceeds of $21,647,440, and (ii) an additional 432,949 private placement warrants to our Sponsor at a price of $1.00 per warrant.

Following the closing of the IPO and partial exercise of the over-allotment, a total of $221,647,440, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company. As of June 30, 2022, funds held in the Trust Account totaled approximately $222.7 million, and were held in a money market fund invested in U.S. treasury bills.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of our Sponsor, Directors and Officers.”

On the record date of the Special Meeting, there were 27,705,930 shares of Common Stock outstanding, of which 22,164,74 were Class A Common Stock and 5,541,186 were Class B Common Stock. The shares of Class B Common Stock carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and directors and advisors that hold founder shares that they intend to collectively vote all 5,541,186 founder shares in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at 6 Midland Street #1726, Quogue, New York 11959 and our telephone number is (631) 553-2164.

THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT PROPOSALS

The Extension Amendment Proposal

We are proposing to amend our Certificate to extend the date by which we have to consummate a business combination to the Extended Date.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by January 2, 2023, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Class B common stock.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete an initial business combination, which our board believes is in the best interest of our stockholders. The Certificate provides that we have until January 2, 2023 to complete our initial business combination. While we may pursue an initial business combination target in any stage of its corporate evolution or in any industry or sector, we are concentrating on identifying businesses that provide technologically innovative solutions to the real estate industry for our initial business combination, our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before January 2, 2023. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

If the Extension Amendment Proposal is approved, the board will be granted the authority to cease all operations of the Company and to wind up prior to June 30, 2023, if it determines it would be in the best interests of the Company to do so. Our board may also abandon the Extension prior to the Special Meeting if it is not able to or determines it will not be able to negotiate a letter of intent, agreement in principle or definitive agreement for a business combination.

A copy of the proposed amendments to the Certificate of the Company is attached to this Proxy Statement in Annex A.

Trust Amendment Proposal

The purpose of the Trust Amendment is to amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from January 2, 2023 to June 30, 2023. A copy of the proposed amendments to the Trust Agreement is attached to this Proxy Statement in Annex B.

Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal

Our Certificate provides that if our stockholders approve an amendment to our Certificate that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before January 2, 2023, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their shares of Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We believe that this provision of the Certificate was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Certificate. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

The purpose of the Extension Amendment and the Trust Amendment is to allow us more time to enter into and complete a business combination. While we are concentrating on identifying businesses that provide technologically innovative solutions to the real estate industry for our initial business combination, our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before January 2, 2023. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

If Either the Extension Amendment Proposal or the Trust Amendment Proposal Is Not Approved

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by January 2, 2023, as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal Are Approved

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to our Certificate that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $222.7 million that was in the Trust Account as of September 30, 2022. In such event, we may need to obtain additional funds to complete our initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called special meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal and the Trust Amendment Proposal were not approved, as described above.

Redemption Rights

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, each of our Public Stockholders may submit an election that, if the Extension is implemented, such Public Stockholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON DECEMBER 19, 2022 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR STOCK CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your shares of Common Stock (and/or deliver your stock certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to tender your shares of Common Stock (and/or deliver your stock certificate(s) (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your shares of Common Stock in the manner described above prior to 5:00 p.m. Eastern Time on December 19, 2022 (two business days before the Special Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that tendering their shares through the DWAC system.

Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Special Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you tendered your shares of Common Stock (and/or delivered your stock certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In the event that a Public Stockholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The transfer agent will hold the certificates of Public Stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of September 30, 2022, which was approximately $222.7 million, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.05 at the time of the Special Meeting. The closing price of the public shares on the NASDAQ on November 22, 2022 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.00. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your shares of Common Stock (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Special Meeting. We anticipate that a Public Stockholder who tenders shares of Common Stock (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders and Non-U.S. Holders (each, as defined below) that make an Election if the Extension is implemented. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to particular holders in light of their particular circumstances or status, including:

•        the Sponsor or our directors and officers;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•        persons that acquired Common Stock pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations; or

•        passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND
NON-U.S. TAX LAWS.

For purposes of this discussion, because any unit consisting of one public share and one-half of one warrant is separable at the option of the holder, we are treating each public share and one-half of one warrant held by a holder in the form of a single unit as separate instruments and are assuming that the unit itself will not be treated as an integrated instrument. Accordingly, consistent with the foregoing treatment, the cancellation or separation of the units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.

Certain U.S. Federal Income Tax Considerations to U.S. Stockholders

This section addresses U.S. Holders (as defined below) of public shares that make an Election if the Extension is implemented. As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

1.      an individual citizen or resident of the United States,

2.      a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.      an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.      a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

The U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Distributions.”

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (1) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (2) results in a “complete termination” of such U.S. Holder’s interest or (3) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only shares of Common Stock actually owned by such U.S. Holder, but also shares of Common Stock that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to shares of Common Stock owned directly, shares of Common Stock owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares of Common Stock such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of shares of Common Stock will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (1) all of the shares of Common Stock actually or constructively owned by such U.S. Holder are redeemed or (2) all of the shares of Common Stock actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares of Common Stock owned by certain family members and such U.S. Holder does not constructively own any other shares of Common Stock. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the relevant entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions

If the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. In such a case, such dividends paid to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period requirements are satisfied. With respect to non-corporate U.S. Holders, dividends will generally constitute “qualified dividends” that are taxed at preferential long-term capital gains rates, provided certain holding period requirements are satisfied and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations). It is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in such U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such public shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” After the application of those rules, any remaining tax basis of the U.S. Holder in the public stock will be added to the U.S. Holder’s adjusted tax basis in its remaining public stock, or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares constructively owned by it.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (1) the amount of cash received in such redemption and (2) the U.S. Holder’s adjusted tax basis in the public shares redeemed. A U.S. Holder’s adjusted tax basis in its public shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the U.S. Holder’s initial basis for the public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the shares of Common Stock exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Certain U.S. Federal Income Tax Considerations to Non-U.S. Stockholders

This section addresses Non-U.S. Holders (as defined below) of public shares that make an Election if the Extension is implemented. As used herein, a “Non-U.S. Holder” is a beneficial owner of public shares that is not a U.S. Holder.

Redemption of Public Shares

Except as otherwise discussed in this section, the characterization of a redemption for a Non-U.S. Holder that makes an Election will be characterized in the same manner as a U.S. Holder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Stockholders.”

Non-U.S. Holders that make an Election are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Taxation of Distributions

If the redemption of a Non-U.S. Holder’s public shares is treated as a distribution, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Provided that such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of current and accumulated earnings will generally constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. Holder’s adjusted tax basis in such Non-U.S. Holder’s public shares. Any remaining excess will be treated as gain realized on the sale or disposition of the public shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” In addition, if we determine that we are likely to be classified as a “U.S. real property holding corporation” (see below), we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A corporate Non-U.S. Holder receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

Gain or Loss on Sale, Taxable Exchange, or Other Taxable Disposition of Public Shares

If the redemption of a Non-U.S. Holder’s public shares is treated as a sale or other taxable disposition, a Non-U.S. Holder generally will not be subject to U.S. federal income tax in respect of gain recognized on a sale or other disposition of public shares unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder);

•        the Non-U.S. Holder is an individual present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are met; or

•        we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held public shares, and, in the case where the public shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively (including through ownership of warrants) more than 5% of the public shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the public shares. There can be no assurance that the public shares will be treated as regularly traded on an established securities market for this purpose.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a foreign corporation may also be subject to an additional “branch profits tax” at a 30% rate (or lower treaty rate). Gain described in the second bullet point above will be subject to a 30% U.S. federal income tax rate.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the disposition of the public shares will be subject to tax at generally applicable U.S. federal income tax rates. We cannot determine whether we will be a U.S. real property holding corporation in the future until we complete a business combination. We will be classified as a U.S. real property holding corporation if the fair market value of our “U.S. real property interests” equals or exceeds 50 percent of the sum of the fair market value of our worldwide real property interests plus our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.

Non-U.S. Holders who hold different blocks of public shares (generally public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

FATCA Withholding

Sections 1471 through 1474 of the Code and the Treasury Regulations and administrative guidance promulgated thereunder (commonly referred to as the “Foreign Account Tax Compliance Act” or “FATCA”) generally impose withholding at a rate of 30% on payments of dividends on our public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other Non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). The IRS has issued proposed regulations (on which taxpayers may rely until final regulations are issued) that would generally not apply these withholding requirements to gross proceeds from sales or other disposition proceeds from our public shares. If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institutional generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders of public shares are urged to consult their tax advisors regarding the effects of FATCA on their investment in our securities.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

•        fails to provide an accurate taxpayer identification number;

•        is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•        in certain circumstances, fails to comply with applicable certification requirements.

A Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the U.S. Holder’s or Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY HOLDER. WE URGE YOU TO CONSULT WITH YOUR TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN THE CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL AND ANY REDEMPTION OF YOUR PUBLIC STOCK.

THE SPECIAL MEETING

Date, Time and Place.    The Special Meeting will be held at 9:00 AM Eastern Time on December 21, 2022 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/shelteracq/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While stockholders are encouraged to attend the meeting virtually, you will be permitted to attend the Special Meeting in person at the offices of Kirkland & Ellis LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/shelteracq/2022 or by phone by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. The sole purpose of the Special Meeting is to consider and vote upon the following proposals.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the shares of Common Stock at the close of business on November 21, 2022, the record date for the Special Meeting. You will have one vote per proposal for each share of Common Stock you owned at that time. The Company warrants do not carry voting rights.

Votes Required.    The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 60% of all then outstanding shares of Common Stock. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of a majority of the then issued and outstanding shares of Common Stock. The approval of the Adjournment Proposal requires a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting.

On the record date of the Special Meeting, there were 27,705,930 shares of Common Stock outstanding, of which 22,164,744 were public shares and 5,541,186 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor and directors and advisors that hold founder shares that they intend to collectively vote all 5,541,186 founder shares in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

If you do not want the Extension Amendment Proposal or Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Trust Amendment Proposal will have the same effect as votes “AGAINST” the Extension Amendment Proposal and Trust Amendment Proposal. Broker “non-votes” and abstentions will have no effect with respect to the approval of the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited on behalf of our board on the proposals to approve the Extension Amendment Proposal and the Trust Amendment Proposal being presented to stockholders at the Special Meeting. We have engaged Morrow to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Special Meeting. You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals, please call toll-free: (800) 662-5200
Banks and Brokerage Firms, please call: (203) 658-9400
E-mail: SHQA.info@investor.morrowsodali.com

Required Vote

The approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least 60% of all then outstanding shares of Common Stock. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal. The approval of the Trust Amendment Proposal requires the affirmative vote of holders of a majority of the then issued and outstanding shares of Common Stock. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. The approval of the Adjournment Proposal requires a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by January 2, 2023, as contemplated by our IPO prospectus and in accordance with our Certificate, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our founder shares.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our board will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Additionally, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market either prior to the Special Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Special Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and the Trust Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Trust Amendment proposals. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, the interests listed below:

•        If we do not consummate our initial business combination transaction by January 2, 2023, which is 18 months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called special meeting, such later date), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete our initial business combination within the required period.

•        In addition, simultaneously with the closing of our IPO, we consummated the sale of 6,682,949 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsor. The warrants are each exercisable for one share of Class A Common Stock at $11.50 per share. If we do not consummate our initial business combination by January 2, 2023, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite number of votes (or, if such date is further extended at a duly called special meeting, such later date) then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the Public Stockholders and the warrants held by our Sponsor and its affiliate will be worthless.

•        Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•        In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.00 per public share and (2) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal, and recommends that you vote “FOR” such proposals.

Our Certificate provides that we have until January 2, 2023 to complete our initial business combination under its terms. Our Certificate provides that if our stockholders approve an amendment to our Certificate that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before January 2, 2023, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their shares of Common Stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account that may be released to the Company to pay its franchise and income tax obligations, divided by the number of then outstanding public shares. We believe that this provision of the Certificate was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Certificate. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

We believe that it is in the best interests of our stockholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow us to enter into an initial business combination, our stockholders to then evaluate the initial business combination and for us to be able to potentially consummate the initial business combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

After careful consideration of all relevant factors, our board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its stockholders.

The full text of the proposed amendment to our Certificate is set forth in Annex A.

The full text of the proposed amendment to our Trust Agreement is set forth in Annex B.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal. In no event will our board adjourn the Special Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Vote Required for approval

The Adjournment Proposal requires a majority of votes cast by stockholders present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting.

Recommendation of the Board

If presented, our board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the shares of Common Stock as of November 21, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the shares of Common Stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our shares of Common Stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

As of the record date, there were a total of 27,705,930 shares of Common Stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of November 21, 2022.

Name and Address of Beneficial Owner(1)	Class A Common Stock		Class B Common Stock				Combined Voting Power
	Number of Shares of Beneficially Owned	Percentage of Class	Number of Shares of Beneficially Owned(2)		Percentage of Class		Number of Shares of Beneficially Owned	Percentage of Class
5% Stockholders
Shelter Sponsor LLC(3)	5,301,186	35.09%	5,301,186		95.7%		5,301,186	19.1%
Spring Creek Capital, LLC(4)	1,650,000	7.4%	—		—		1,650,000	6.0%
Farallon Partners, L.L.C.(5)	1,592,400	7.2%	—		—		1,592,400	5.7%
Citadel Advisors LLC(6)	1,687,518	7.6%	—		—		1,687,518	6.1%
Polar Asset Management Partners Inc.(7)	1,650,000	7.4%	—		—		1,650,000	6.0%
Magnetar Financial LLC(8)	1,647,658	7.4%	—		—		1,647,658	5.9%
Cantor Fitzgerald Securities(9)	1,524,370	6.9%	—		—		1,524,370	5.5%

Directors and executive officers
Jack Chandler(3)	—	—	5,301,186		95.7%		5,301,186	19.1%
Christopher Keber(3)	—	—	5,301,186		95.7%		5,301,186	19.1%
Danion Fielding	—	—	—	(10)	—	(10)	—	—
Kathleen Collins	—	—	—	(10)	—	(10)	—	—
Whitney Topping	—	—	—	(10)	—	(10)	—	—
Anthony Foxx	—	—	30,000		*		30,000	*
Erin Lantz	—	—	30,000		*		30,000	*
David Panton(11)	—	—	30,000		*		30,000	*
Clelia Peters	—	—	30,000		*		30,000	*
All executive officers and directors as a group (9 individuals)			5,420,186				5,420,186	19.6%

____________

*        Less than one percent.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Shelter Acquisition Corporation I, 6 Midland Street, #1726, Quogue, New York 11959.

(2)      Interests shown consist solely of founder shares, classified as shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment.

(3)      Jack Chandler and Christopher Keber have voting and dispositive power over the securities held by Shelter Sponsor LLC and therefore each may be deemed to be a beneficial owner thereof. The foregoing information is based solely on Schedule 13G of Shelter Sponsor LLC filed on February 4, 2022, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

(4)      Includes 1,650,000 shares beneficially owned by SCC Holdings, LLC, and Koch Industries, Inc. The address for such entities is 4111 E. 37th Street North, Wichita, KS 67220. The foregoing information is based solely on Schedule 13G/A of Spring Creek Capital, LLC filed on February 9, 2022, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

(5)      Includes 211,200 shares beneficially owned by Farallon Capital Partners, L.P., 679,300 shares beneficially owned by Farallon Capital Institutional Partners, L.P., 58,900 shares beneficially owned by Farallon Capital Institutional Partners II, L.P., 58,400 shares beneficially owned by Farallon Capital Institutional Partners III, L.P., 56,400 shares beneficially owned by Four Crossings Institutional Partners V, L.P., 513,500 shares beneficially owned by Farallon Capital Offshore Investors II, L.P., 57,600 shares beneficially owned by Farallon Capital F5 Master I, L.P., 14,700 shares beneficially owned by Farallon Capital (AM) Investors, L.P., 1,592,400 shares beneficially owned by Farallon Partners, L.L.C., 56,400 shares beneficially owned by Farallon Institutional (GP) V, L.L.C., 57,600 shares beneficially owned by Farallon F5 (GP), L.L.C., and 1,650,000 shares beneficially owned by Philip D. Dreyfuss, Michael B. Fisch, Richard B. Fried, Varun N. Gehani, Nicolas Giauque, David T. Kim, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., William Seybold, Andrew J. M. Spokes, John R. Warren, and Mark C. Wehrly. The address for such persons and entities is One Maritime Plaza, Suite 2100, San Francisco, California 94111. The foregoing information is based solely on Schedule 13G/A of Farallon Capital Partners, L.P. filed on February 9, 2022, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

(6)      Includes 1,687,500 shares beneficially owned by Citadel Advisors Holdings LP and Citadel GP LLC, 8,602 shares beneficially owned by Citadel Securities LLC, Citadel Securities Group LP and Citadel Securities GP LLC, and 1,696,102 shares beneficially owned by Kenneth Griffin. The address for such persons and entities is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603. The foregoing information is based solely on Schedule 13G/A of Citadel Advisors LLC filed on February 14, 2022, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

(7)      The address for Polar Asset Management Partners Inc. is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6. The foregoing information is based solely on Schedule 13G/A of Spring Creek Capital, LLC filed on February 9, 2022, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

(8)      Includes 1,647,658 shares beneficially owned by Magnetar Capital Partners LP, Supernova Management LLC and Alec C. Litowitz. The address for such persons and entities is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201. The foregoing information is based solely on Schedule 13G of Citadel Advisors LLC filed on January 21, 2022, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

(9)      The address of Cantor Fitzgerald Securities (“CFS”) is 110 East 59th Street, New York, New York 10022, based on a Schedule 13G filed on May 23, 2022 (the “CFS 13G”). According to the CFS 13G, CFS is the record holder. CF Group Management, Inc. (“CFGM”) is the managing general partner of Cantor Fitzgerald, L.P. (“Cantor”) and directly or indirectly controls the managing general partners of CFS. Howard W. Lutnick is Chairman and Chief Executive of CFGM and trustee of CFGM’s sole stockholder. Cantor, indirectly, holds a majority of the ownership interests of CFS. As such, each of Cantor, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the securities directly held by CFS.

(10)    Does not include any shares indirectly owned by this individual as a result of his or her interest in Shelter Sponsor LLC.

(11)    The securities are held by SPAC Opportunity Partners Investment Sub, LLC (the “Direct Owner”). Mr. Panton is one of four Managing Partners of the Direct Owner and thus has shared voting and investment discretion with respect to the securities held by the Direct Owner. Mr. Panton disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

Our sponsor, officers and directors are deemed to be our “promoter” as such term is defined under the federal securities laws.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 6 Midland Street #1726, Quogue, New York 11959, to inform us of the stockholder’s request; or

•        if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Individuals, please call toll free: (800) 662-5200

Banks and Brokerage Firms, please call collect: (203) 658-9400

E-mail: SHQA.info@investor.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Shelter Acquisition Corporation I, 6 Midland Street #1726, Quogue, New York 11959.

If you are a stockholder of the Company and would like to request documents, please do so by December 14, 2022 (one week prior to the meeting date), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
SHELTER ACQUISITION CORPORATION I

SHELTER ACQUISITION CORPORATION I (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.    The name of the Corporation is Shelter Acquisition Corporation I The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 11, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 29, 2021 (the “Amended and Restated Certificate of Incorporation”).

2.    This First Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.    This First Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least sixty percent (60%) of all then outstanding shares of the Common Stock in accordance with Section 9.1 of the Amended and Restated Certificate of Incorporation.

4.    The text of sub-paragraph (b) of Section 9.1 is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriter’s over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2021 (as amended, the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by June 30, 2023 or such earlier date as determined by the Board to be in the best interests of the Company and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are members or affiliates of Shelter Sponsor LLC (the “Sponsor”) or officers or directors of the Corporation) are referred to herein as “Public Stockholders.”

5.    The text of sub-paragraph (d) of Section 9.2 is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination by June 30, 2023 or such earlier date as determined by the Board to be in the best interests of the Company, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and

Annex A-1

income taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6.    The text of Section 9.7 is hereby amended and restated to read in full as follows:

If, in accordance with Section 9.l(a), any amendment is made to this Amended and Restated Certificate of Incorporation (i) that would affect the substance or timing of the Corporation’s obligation to provide Public Stockholders the right to have their shares of Class A Common Stock redeemed in connection with an initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by June 30, 2023 or such earlier date as determined by the Board to be in the best interests of the Company or (ii) with respect to any other provisions relating to the rights of holders of the Class A Common Stock, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.

IN WITNESS WHEREOF, Shelter Acquisition Corporation I has caused this First Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [      ] day of [      ], 2022.

SHELTER ACQUISITION CORPORATION I
By:
Name:
Title:

Annex A-2

ANNEX B

FORM OF AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT
TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [•], 2022, by and between Shelter Acquisition Corporation I, a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on July 2, 2021, the Company consummated an initial public offering (the “Offering”) of units of the Company, each of which is composed of one share of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”), and one-half of one warrant, each whole warrant entitling the holder thereof to purchase one share of Common Stock;

WHEREAS, $221,647,440 of net proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of June 29, 2021, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Class A common stock and holders of its Class B common stock, par value $0.0001 per share (together the “Common Stock”), at a special meeting to: (i) extend the date before which the Company must complete a business combination from January 2, 2023 to June 30, 2023 (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from January 2, 2023 to June 30, 2023 (the “Trust Amendment”);

WHEREAS, holders of a majority of the then issued and outstanding shares of Common Stock, voting together as a single class, approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       Amendment to Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) June 30, 2023 and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes (less up to $١٠٠,٠٠٠ of interest to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account;”.

Annex B-1

2.            Miscellaneous Provisions.

2.1.        Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.        Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.        Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4.        Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.        Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6.        Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee
By:
Name:
Title:
Shelter Acquisition Corporation I
By:
Name:
Title:

[Signature Page to Amendment to Investment Management Trust Agreement]

Annex B-3

SHELTER ACQUISITION CORPORATION I THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING TO BE HELD ON DECEMBER 21, 2022 PROXY CARD The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated November 23, 2022, in connection with the Special Meeting to be held at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/shelteracq/2022 or by phone by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Christopher Keber and Danion Fielding, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Shelter Acquisition Corporation I (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR SHARES OF COMMON STOCK WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held at 9:00 AM Eastern Time on December 21, 2022: The notice of special meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/shelteracq/2022.

Please mark vote as indicated in this example THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 Proposal 1 — Extension Amendment Proposal Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination from January 2, 2023 to June 30, 2023 or such earlier date as determined by our board to be in the best interests of the Company. FOR AGAINST ABSTAIN Proposal 2 — Trust Amendment Proposal Amend the Investment Management Trust Agreement, dated June 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination from January 2, 2023 to June 30, 2023. Proposal 2 is conditioned on the approval of Proposal 1. If Proposal 2 is approved by the stockholders and Proposal 1 is not, neither proposal will take effect. FOR AGAINST ABSTAIN Proposal 3 — Adjournment Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2. FOR AGAINST ABSTAIN Check here for address change and indicate the correct address below: Dated: , 2022 Signature (Signature if held Jointly) Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR SHARES OF COMMON STOCK WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.